Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                           Nader Tavakoli
                                            24 West 40th St., 10th Floor
                                            New York, NY 10018


Date of First Event Requiring Statement:    05/06/08
Issuer and Ticker Symbol:                   Endwave Corporation (ENWV)
Relationship to Issuer:                     10% Owner
Designated Filer:                           EagleRock Capital Management, LLC


TABLE I INFORMATION

Title of Security:                          Common Stock
Date of First Transaction                   05/06/08
Transaction Code                            S
Amount of Securities and Price              700 at $7.31 per share
                                            16,588 at $7.00 per share


Securities Acquired (A) or Disposed of (D)  D
Amount of Securities Beneficially Owned
     Following Reported Transactions        1,283,702
Ownership Form:                             I
Nature of Indirect Beneficial Ownership:    (1)


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                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                           EagleRock Institutional Partners, LP
                                            24 West 40th St., 10th Floor
                                            New York, NY 10018


Date of Event Requiring Statement:          05/06/08
Issuer and Ticker Symbol:                   Endwave Corporation (ENWV)
Relationship to Issuer:                     10% Owner
Designated Filer:                           EagleRock Capital Management, LLC


TABLE I INFORMATION

Title of Security:                          Common Stock
Date of First Transaction                   05/06/08
Transaction Code                            S
Amount of Securities and Price              490 at $7.31 per share
                                            13,271 at $7.00 per share


Securities Acquired (A) or Disposed of (D)  D
Amount of Securities Beneficially Owned
     Following Reported Transactions        1,064,889
Ownership Form:                             D
Nature of Indirect Beneficial Ownership:    n/a